Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending June 30, 2007

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge. In some circumstances, certain expenses have been accrued.

12.04 (a)    the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$1,700,000
A-3AR Notes	29,350,000
A-1L Notes	—
A-4AR Notes	3,400,000
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$34,450,000

12.04 (b)    the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$6,942
A-3AR Notes	120,987
A-1L Notes	—
A-4AR Notes	126,622
A-5AR Notes	247,333
B-2AR Notes	33,289
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	406,388.90
B-3AR Notes	104,028
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	133,155.56
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,178,746

12.04 (c)     the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$ —

12.04 (d)    the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,302,254,098

12.04 (e)     the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$—
A-2AR Notes	—
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	43,871,000
A-4AR Notes	28,600,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	97,750,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	140,974,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,329,795,000

12.04 (f)    the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	0.000%
A-3AR Notes	0.000%
A-1L Notes	5.460%
A-4AR Notes	5.050%
A-5AR Notes	5.290%
B-2AR Notes	5.350%
A-2L Notes	5.390%
A-3L Notes	5.440%
A-6AR Notes	5.260%
B-3AR Notes	5.400%
A-4L Notes	5.390%
A-5L Notes	5.480%
A-6L Notes	5.510%
B-4AR Notes	5.350%
A-7L Notes	5.390%
A-8L Notes	5.490%
A-9L Notes	5.520%
A-10L Notes	5.550%
A-11L Notes	5.590%

12.04 (g)     the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	200,409

12.04 (h)     the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	12,500
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	32,412
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	139,677

12.04 (i)      the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$12,271,618	4,977,281	17,248,899

                   Of the total amount recovered above, $1,676,968.50 was in-transit as of 06-30-07, and was received in early July.

12.04 (j)      the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$17,899,935	—

Acquisition Fund:

12.04 (k)    the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$—
Total	$—

12.04 (l)                 the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)           the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being ransferred to the Revenue Fund;

$—

12.04 (n)     the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)     the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,146	$27,440,932
31 - 60 days	1,388	45,280,473
61 - 90 days	759	25,773,177
91 - 120 days	470	14,939,197
Over 120 days	1,517	45,279,272
Claims filed	320	8,455,123
	5,600	$167,168,173

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)    the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$15,474,156	$153,203	$15,627,359
Reserve Fund	17,899,935	82,002	17,981,937
Acquisition Fund	—	0	0
Redemption Fund	1,352	11,312	12,664
Student Loan Receivable	2,302,254,098	47,508,316	2,349,762,414
Total	$2,335,629,541	$47,754,832	$2,383,384,373

Class	Balance	Accrued Interest	Total
A-1AR Notes	$—	$—	$—
A-2AR Notes	—	—	—
A-3AR Notes	—	—	—
B-1AR Notes	—	—	—
A-1L Notes	43,871,000	239,536	44,110,536
A-4AR Notes	28,600,000	20,060	28,620,060
A-5AR Notes	60,000,000	44,083	60,044,083
B-2AR Notes	8,000,000	30,911	8,030,911
A-2L Notes	97,750,000	526,873	98,276,873
A-3L Notes	235,000,000	1,278,400	236,278,400
A-6AR Notes	100,000,000	43,833	100,043,833
B-3AR Notes	25,000,000	90,000	25,090,000
A-4L Notes	140,974,000	759,850	141,733,850
A-5L Notes	171,000,000	937,080	171,937,080
A-6L Notes	245,000,000	1,349,950	246,349,950
B-4AR Notes	32,000,000	85,600	32,085,600
A-7L Notes	90,000,000	485,100	90,485,100
A-8L Notes	372,000,000	2,042,280	374,042,280
A-9L Notes	143,000,000	789,360	143,789,360
A-10L Notes	234,000,000	1,298,700	235,298,700
A-11L Notes	303,600,000	1,697,124	305,297,124
	$2,329,795,000	$11,718,740	$2,341,513,740

Value of the Trust Estate:
Student Loans - unpaid principal	$2,302,254,098
Student Loans - accrued interest/special allowance	47,508,316
Funds held on deposit	33,375,442.91
Funds held on deposit - accrued interest	246,516
Total	$2,383,384,373

Unpaid principal balance of Notes Outstanding	$2,329,795,000
Unpaid principal balance of Senior Notes Outstanding	$2,264,795,000

Parity - Notes Outstanding	102.30%
Parity - Senior Notes Outstanding	105.24%

12.04 (q)     the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,601	225,643,537	9.80%
Financed Student Loans in deferment	9,034	376,065,269	16.33%